UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 12, 2004

Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

(Address of principal executive office, including zip code)

(407) 382-4003

(Registrant’s telephone number, including area code)

LightPath Technologies, Inc.

Form 8-K

Item 5. Other Events.

PRESS RELEASE REGARDING FISCAL FOURTH QUARTER AND FULL YEAR FINANCIAL RESULTS

On August 12, 2004, the Company issued a press release entitled “LightPath Technologies, Inc. Announces Fiscal 2004 Financial Results Improvement over 2003.” A copy of the press release is attached hereto as an exhibit.

Item 7. Exhibits.

Exhibit	Description
99.1	Press release dated August 12, 2004, announcing LightPath’s fiscal 2004 financial results (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: August 12, 2004	By:	/s/ Monty K. Allen
Monty K. Allen, CFO